STEWART CAPITAL MUTUAL FUNDS
PROSPECTUS SUPPLEMENT DATED FEBRUARY 26, 2009

This information supplements the Stewart Capital Mid Cap Fund Prospectus dated April 30, 2008.  Please keep this supplement for future reference.

ON PAGE 8, THE FOLLOWING PARAGRAPHS ARE ADDED TO THE SECTION “CERTAIN NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES AND RELATED RISKS”:

Master Limited Partnerships (MLPs).  An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions.  MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.  Additionally, since MLPs generally conduct business in multiple states, the fund may be subject to income or franchise tax in each of the states in which the partnership does business, which will have the effect of reducing the amount of income paid by the MLP to its investors. The additional cost of preparing and filing the state tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.

Convertible Securities.  Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price.  Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged. The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security’s market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock.

ALSO, AT A MEETING OF THE BOARD OF TRUSTEES ON FEBRUARY 17, 2009, THE TRUSTEES APPROVED A CHANGE TO THE DESCRIPTION OF THE FUND’S PRINCIPAL INVESTMENT STRATEGIES.  THIS CHANGE WILL BE EFFECTIVE APRIL 30, 2009 AND IS DISCUSSED BELOW.

In an effort to provide the Fund’s investment adviser with greater flexibility with respect to the Fund’s strategy of investing at least 80% of its net assets in mid-capitalization companies, the adviser requested and the Board approved a change to the articulation of the strategy that permits equity or equity-like securities to be included in the calculation of the 80% minimum in addition to common stocks.  The adviser believes that certain other equity or equity type securities, such as publicly traded master limited partnerships and convertible securities, are consistent with the Fund’s mid-cap strategy and its investment objective.  It is expected that this change will be reflected in the Fund’s April 30, 2009 prospectus.